Exhibit 21.1

BLACK CREEK DIVERSIFIED PROPERTY FUND INC.

Subsidiaries of Registrant

Name	Jurisdiction
ADREX 1031 Lender Clearwater LLC	Delaware
ADREX 1031 Lender LLC	Delaware
ADREX Advisor LLC	Delaware
ADREX Clearwater DST	Delaware
ADREX Clearwater Manager LLC	Delaware
ADREX Clearwater Master Tenant LLC	Delaware
ADREX Clearwater TRS LLC	Delaware
ADREX Manager LLC	Delaware
ADREX Master Tenant LLC	Delaware
American Financial Exchange L.L.C.	New Jersey
AREIT General Washington IC Lease Management LLC	Delaware
AREIT General Washington Industrial Center LLC	Delaware
AREIT Manor Riverwalk LLC	Delaware
AREIT Manor Riverwalk Parent JV Member LLC	Delaware
AREIT Net Lease Portfolio Aggregator Member LLC	Delaware
AREIT NLD JV Aggregator Member LLC	Delaware
AREIT Operating Partnership LP	Delaware
AREIT Real Estate Holdco LLC	Delaware
AREIT-PRH Manor Riverwalk Parent LLC	Delaware
Ares Diversified Real Estate Exchange LLC	Delaware
Bala Pointe GP, LLC	Delaware
Bala Pointe Owner LP	Delaware
BC Exchange Advisors Group LLC	Delaware
BC Exchange City View DST	Delaware
BC Exchange City View Manager LLC	Delaware
BC Exchange City View Master Tenant LLC	Delaware
BC Exchange City View TRS	Delaware
BC Exchange Clayton Commerce Center DST	Delaware
BC Exchange Clayton Commerce Center Manager LLC	Delaware
BC Exchange Clayton Commerce Center Master Tenant LLC	Delaware
BC Exchange Clayton Commerce Center TRS LLC	Delaware
BC Exchange Logistics Portfolio DST	Delaware
BC Exchange Logistics Portfolio Manager LLC	Delaware
BC Exchange Logistics Portfolio Master Tenant LLC	Delaware
BC Exchange Logistics Portfolio TRS	Delaware
BC Exchange Perimeter DST	Delaware
BC Exchange Perimeter Manager LLC	Delaware
BC Exchange Perimeter Master Tenant LLC	Delaware
BC Exchange Perimeter TRS LLC	Delaware
BC Exchange Preston Sherry DST	Delaware
BC Exchange Preston Sherry Manager LLC	Delaware
BC Exchange Preston Sherry Master Tenant LLC	Delaware

BC Exchange Preston Sherry TRS LLC	Delaware
BC Exchange Reno Logistics Center DST	Delaware
BC Exchange Reno Logistics Center Manager LLC	Delaware
BC Exchange Reno Logistics Center Master Tenant LLC	Delaware
BC Exchange Reno Logistics Center TRS LLC	Delaware
BC Exchange Salt Pond DST	Delaware
BC Exchange Salt Pond Manager LLC	Delaware
BC Exchange Salt Pond Master Tenant LLC	Delaware
BC Exchange Salt Pond TRS LLC	Delaware
BC Exchange Stafford Grove DST	Delaware
BC Exchange Stafford Grove Manager LLC	Delaware
BC Exchange Stafford Grove Master Tenant LLC	Delaware
BC Exchange Stafford Grove TRS LLC	Delaware
BC Exchange Suniland DST	Delaware
BC Exchange Suniland Manager LLC	Delaware
BC Exchange Suniland Master Tenant LLC	Delaware
BC Exchange Suniland TRS LLC	Delaware
BC Exchange The Palms DST	Delaware
BC Exchange The Palms Manager LLC	Delaware
BC Exchange The Palms Master Tenant LLC	Delaware
BC Exchange The Palms TRS LLC	Delaware
BC Exchange Yale Village DST	Delaware
BC Exchange Yale Village Manager LLC	Delaware
BC Exchange Yale Village Master Tenant LLC	Delaware
BC Exchange Yale Village TRS LLC	Delaware
BCD Acquisitions LLC	Delaware
BCD Preston Sherry DST Holder LLC	Delaware
BCD Property Management LLC	Delaware
BCD TRS Corp.	Delaware
BCD TRS Services LLC	Delaware
BCD Yale Village DST Holder LLC	Delaware
BCDPF 1031 Lender City View LLC	Delaware
BCDPF 1031 Lender Clayton Commerce Center LLC	Delaware
BCDPF 1031 Lender Logistics Portfolio LLC	Delaware
BCDPF 1031 Lender Perimeter LLC	Delaware
BCDPF 1031 Lender Preston Sherry LLC	Delaware
BCDPF 1031 Lender Reno Logistics Center LLC	Delaware
BCDPF 1031 Lender Salt Pond LLC	Delaware
BCDPF 1031 Lender Stafford Grove LLC	Delaware
BCDPF 1031 Lender Suniland LLC	Delaware
BCDPF 1031 Lender The Palms LLC	Delaware
BCDPF 1031 Lender Yale Village LLC	Delaware
BCDPF 25 Linden IC Lease Management LLC	Delaware
BCDPF 25 Linden Industrial Center LLC	Delaware
BCDPF 250 Radar Holdco 1 LLC	Delaware
BCDPF 250 Radar Holdco 2 LLC	Delaware
BCDPF 250 Radar Holdco LLC	Delaware

BCDPF Air Tech DC II LLC	Delaware
BCDPF Air Tech DC III LLC	Delaware
BCDPF Air Tech DC LLC	Delaware
BCDPF Airway Industrial Park GP LLC	Delaware
BCDPF Airway Industrial Park Lease Management LLC	Delaware
BCDPF Airway Industrial Park LP	Delaware
BCDPF Aurora DC LLC	Delaware
BCDPF Barrow Crossing Lease Management LLC	Delaware
BCDPF Barrow Crossing LLC	Delaware
BCDPF Barrow Crossing Pad I LLC	Delaware
BCDPF Barrow Crossing Pad II LLC	Delaware
BCDPF Barrow Crossing Pad III LLC	Delaware
BCDPF Bay Area Commerce Center GP LLC	Delaware
BCDPF Bay Area Commerce Center LP	Delaware
BCDPF Campus Drive IC LLC	Delaware
BCDPF Cayco LLC	Delaware
BCDPF Florence Logistics Center LLC	Delaware
BCDPF Greenwood Business Center LLC	Delaware
BCDPF Juno Winter Park LLC	Delaware
BCDPF Kaiser Business Center LLC	Delaware
BCDPF Little Orchard Business Park GP LLC	Delaware
BCDPF Little Orchard Business Park Lease Management LLC	Delaware
BCDPF Little Orchard Business Park LP	Delaware
BCDPF Long Island LC Lease Management LLC	Delaware
BCDPF Long Island Logistics Center LLC	Delaware
BCDPF Northgate DC LLC	Delaware
BCDPF Radar Distribution Center LLC	Delaware
BCDPF Railhead DC GP LLC	Delaware
BCDPF Railhead DC LP	Delaware
BCDPF Springdale LLC	Delaware
BCDPF Sterling IC LLC	Delaware
BCDPF Tempe Student Housing Portfolio JV Member LLC	Delaware
BCDPF Tempe Student Housing Portfolio LLC	Delaware
BCDPF The Daley at Shady Grove LLC	Delaware
BCDPF Tri County DC II LLC	Delaware
BCDPF Tri County DC LLC	Delaware
BCDPF Tustin BC Lease Management LLC	Delaware
BCDPF Tustin Business Center GP LLC	Delaware
BCDPF Tustin Business Center LP	Delaware
BCDPF Vasco IC LLC	Delaware
BCDPF Village at Lee Branch LLC	Delaware
BCDPF World Connect Logistics Center LLC	Delaware
Core Tucson Main Gate LLC	Delaware
DCTRT Bala Pointe GP LLC	Delaware
DCTRT Bala Pointe LP	Delaware
DCTRT REPO Holdco LLC	Delaware
DCTRT Securities Holdco LLC	Delaware
DCTRT Springing Member Inc.	Delaware

Div Cap Bala Pointe 1 General Partnership	Delaware
DPF 1031 Parent LLC	Delaware
DPF 1600 Woodbury Avenue LLC	Delaware
DPF 1618 Woodbury Avenue LLC	Delaware
DPF Beaver Creek GP LLC	Delaware
DPF Beaver Creek LP	Delaware
DPF Cherry Creek LLC	Delaware
DPF Chester LLC	Delaware
DPF LOC Lender LLC	Delaware
DPF Mashpee LLC	Delaware
DPF Mashpee Manager LLC	Delaware
DPF Sandwich LLC	Delaware
DPF Services LLC	Delaware
DPF Shenandoah Square LLC	Delaware
DPF Weymouth III LLC	Delaware
Plaza X Leasing Associates L.L.C	New Jersey
Plaza X Realty L.L.C.	New Jersey
Plaza X Urban Renewal Associates L.L.C.	New Jersey
Southcape Village, LLC	Massachusetts
TRT 1300 Connecticut Avenue Owner LLC	Delaware
TRT 270 Center Holdings LLC	Delaware
TRT 270 Center Owner LLC	Delaware
TRT Abington LLC	Delaware
TRT Braintree II LLC	Delaware
TRT Flying Cloud Drive LLC	Delaware
TRT Harborside LLC	Delaware
TRT HEB Marketplace GP LLC	Delaware
TRT HEB Marketplace LP	Delaware
TRT Hyannis LLC	Delaware
TRT Kingston II LLC	Delaware
TRT Lender Group, LLC	Delaware
TRT Lending LLC	Delaware
TRT Lending Subsidiary I Holdco LLC	Delaware
TRT Lending Subsidiary I LLC	Delaware
TRT Lending Subsidiary II Holdco LLC	Delaware
TRT Lending Subsidiary II LLC	Delaware
TRT Meriden LLC	Delaware
TRT New Bedford LLC	Delaware
TRT Norwell LLC	Delaware
TRT Orleans LLC	Delaware
TRT Saugus LLC	Delaware
TRT Wareham LLC	Delaware
TRT Whitman 475 Bedford LLC	Delaware